UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2019

GOLDEN ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6595 S Jones Blvd., Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 893-7777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 2, 2019, Golden Entertainment, Inc. (the “Company”) issued a Press Release, announcing its private offering of up to $375 million in aggregate principal amount of senior unsecured notes due 2026 (the “Notes”), which is attached hereto as Exhibit 99.1, and incorporated into this Item 7.01 by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other security and shall not constitute an offer, solicitation or sale of the Notes or any other security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes being offered in the offering will not be and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain “forward-looking statements”, including statements regarding the proposed offering. Forward-looking statements can generally be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “potential,” “seek,” “should,” “think,” “will,” “would” and similar expressions, or they may use future dates. Forward-looking statements in this document include, without limitation, statements regarding the Company’s expectations as to the completion, timing and size of the proposed private offering, the anticipated use of proceeds therefrom. These forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time, and readers are therefore cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include, among other things: risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the proposed offering; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 2, 2019, issued by Golden Entertainment, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC. (Registrant)

Date: April 2, 2019	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	Chief Financial Officer